EXHIBIT 99.1

Houghton Mifflin Harcourt Announces Management Change

BOSTON – Sept. 22, 2016 – Global learning company Houghton Mifflin Harcourt (“HMH” or the “Company”) (NASDAQ: HMHC) today announced that President and Chief Executive Officer Linda K. Zecher has resigned after five years in the role.

The Company Board of Directors has appointed L. Gordon Crovitz, a member of the board since 2012 and former publisher of The Wall Street Journal, as interim CEO while the search for a new CEO is underway. Zecher has also resigned from the Board of Directors.
“We would like to thank Linda for the progress made under her leadership, including the HMH Initial Public Offering, recruiting a world-class executive team, restructuring the Company to serve schools and students more effectively, migrating a significant part of the business to digital and launching a new consumer-focused effort,” stated Lawrence K. Fish, Chairman of the Board of Directors.

“The Board decided this was a good time to begin a search for the next CEO, who will be charged with combining strengths across the Company to accelerate growth in the core business as well as in adjacent markets, while continuing a disciplined approach to spending,” added Fish.

“I welcome the opportunity to work more closely with the team at HMH on the Company’s mission of changing people’s lives by fostering passionate, curious learners as it expands its leading position in pre-K-12 education content, services and technology solutions,” said Crovitz, interim CEO of HMH.

HMH is also providing an updated outlook for its financial performance for the full year 2016. Based on the information to date and recognizing that the third quarter of 2016 is not yet complete, the Company’s preliminary view is that billings will be at or near the low end of the Company’s revised guidance of $1,525 million to $1,595 million for 2016. Considering the importance of the third quarter, HMH plans to provide a further update on its expected financial performance for the full year when it issues its third quarter earnings in November 2016.

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About Houghton Mifflin Harcourt
Houghton Mifflin Harcourt (NASDAQ:HMHC) is a global learning company dedicated to changing people's lives by fostering passionate, curious learners. As a leading provider of pre-K—12 education content, services, and cutting-edge technology solutions across a variety of media, HMH enables learning in a changing landscape. HMH is uniquely positioned to create engaging and effective educational content and experiences from early childhood to beyond the classroom. HMH serves more than 50 million students in over 150 countries worldwide, while its award-winning children's books, novels, non-fiction, and reference titles are enjoyed by readers throughout the world. For more information, visit www.hmhco.com.
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CONTACTS

Investor Relations
Rima Hyder
Vice President, Investor Relations
617-351-3309
rima.hyder@hmhco.com

Corporate Communications
Bianca Olson
Senior Vice President, Corporate Affairs
617-351-3841
bianca.olson@hmhco.com

FORWARD-LOOKING STATEMENTS

The statements contained herein include forward-looking statements, which involve risks and uncertainties. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, our billings outlook, financial performance expectations, results of operations, financial condition, liquidity, prospects, growth, strategies, the industry in which we operate, potential business decisions, and our CEO search efforts. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are based upon information available to us on the date hereof.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from those made in or suggested by the forward-looking statements contained herein. In addition, even if our results are consistent with the forward-looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods.
Important factors that could cause our results to vary from expectations include, but are not limited to: changes in state and local education funding and/or related programs, legislation and procurement processes; industry cycles and trends; the rate and state of technological change; changes in product distribution channels and concentration of retailer power; changes in our competitive environment; periods of operating and net losses; our ability to enforce our intellectual property and proprietary rights; risks based on information technology systems; dependence on a small number of print and paper vendors; third-party software and technology development; our ability to identify, complete, or achieve the expected benefits of, acquisitions; increases in our operating costs; exposure to litigation; major disasters or other external threats; contingent liabilities; risks related to our indebtedness; future impairment charges; changes in school district payment practices; a potential increase in the portion of our sales coming from digital sales; risks related to doing business abroad; management changes; the results and timing of our search for a new CEO; and other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015 (and our subsequent filings pursuant to the Securities Exchange Act of 1934, as amended). In light of these risks, uncertainties and assumptions, the forward-looking events described herein may not occur.
We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.